UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2026
QUANTUM-SI INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-39486	85-1388175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29 Business Park Drive
Branford, Connecticut	06405
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (866) 688-7374
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	QSI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	QSIAW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

(a) On May 15, 2026, the Company held its Annual Meeting. At the Annual Meeting, the Company’s shareholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2026 (the “Proxy Statement”). At the Annual Meeting, there were 104,709,566 shares of Class A common stock and 19,937,500 shares of Class B common stock present or represented by proxy, which represented approximately 84.59% of the outstanding total voting power of the shares of Class A common stock and Class B common stock entitled to vote at the Annual Meeting (voting together as a single class), which constituted a quorum for the transaction of business. Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on March 20, 2026 (the “Record Date”), and holders of the Company’s Class B common stock were entitled to 20 votes for each share held as of the Record Date.

(b) The following actions were taken at the Annual Meeting:

1. The following nominees were reelected to serve on the Board until the Company’s 2027 annual meeting of stockholders, based on the following votes:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Charles Kummeth	450,934,026	3,431,426	181,207	48,912,907
Jeffrey Hawkins	450,954,265	3,490,927	101,467	48,912,907
Paula Dowdy	450,854,550	3,470,812	221,297	48,912,907
Ruth Fattori	450,847,672	3,497,189	201,798	48,912,907
Amir Jafri	450,841,057	3,281,385	424,217	48,912,907
Jack Kenny	444,883,464	9,461,504	201,691	48,912,907
Brigid A. Makes	450,879,316	3,265,783	401,560	48,912,907
Scott Mendel	450,854,550	3,470,812	221,297	48,912,907
Kevin Rakin	450,883,869	3,260,489	402,301	48,912,907
Jonathan M. Rothberg, Ph.D.	454,010,014	429,631	107,014	48,912,907

2. The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
502,452,749	756,904	249,913	48,912,907

3. The advisory vote of the compensation of the Company’s named executive officers, as described in the Proxy Statement, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
441,315,119	13,004,700	226,840	48,912,907

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM-SI INCORPORATED

	By:	/s/ Jeffry Keyes
	Name:	Jeffry Keyes
	Title:	Chief Financial Officer
Date: May 15, 2026